UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      July 15, 1997
                                                   -------------------

                      GREAT AMERICAN BANCORP, INC.
----------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


        Delaware                  000-25808           52-1923366
----------------------------------------------------------------------
(State or other jurisdiction    (Commission        (I.R.S. Employer
    of incorporation)            File Number)    Identification Number)


1311 S. Neil St., P.O. Box 1010, Champaign, IL          61824-1010
----------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

                           (217) 356-2265
----------------------------------------------------------------------
         (Registrant's telephone number, including area code)

Item 5.  Other Events.

     The Registrant incorporates by reference the press release dated July 15, 1997 attached as Exhibit 20, relating to the Registrant's unaudited results for the second quarter of 1997.

Item 7.  Financial Statements and Exhibits.

     The Registrant incorporates by reference the press release dated July 15, 1997 attached as Exhibit 20, relating to the Registrant's unaudited results for the second quarter of 1997.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Great American Bancorp, Inc.
                                     ----------------------------
                                              (Registrant)

Date     July 17, 1997               /s/ Jane F. Adams
    ---------------------------      ----------------------------
                                     Jane F. Adams
                                     Chief Financial Officer

                            EXHIBIT INDEX
                        ---------------------

Exhibit
  No.                      Description               Method of Filing
----------------------------------------------------------------------
  20                       News Release               Filed herewith
                           Dated 7/15/97

Exhibit 20


                              NEWS RELEASE


FOR IMMEDIATE RELEASE
July 15, 1997

Contact:  Ms. Jane F. Adams
          Chief Financial Officer and Investor Relations
          (217) 356-2265

                       GREAT AMERICAN BANCORP, INC.
       UNAUDITED RESULTS 2ND QUARTER 1997 -- YEAR-TO-DATE $384,000

Champaign, Illinois - Great American Bancorp, Inc.(NASDAQ/GTPS), the holding company for First Federal Savings Bank of Champaign-Urbana, reported earnings of $384,000 for the six months ended June 30, 1997, an increase of $41,000, or 12.0%, above the $343,000 reported for the six months ended June 30, 1996. Primary earnings per share were $0.24 in 1997, compared to $0.18 in 1996, while fully diluted earnings per share were $0.21 in 1997, compared to $0.17 in 1996.

Net interest income was $2,735,000 for the six months ended June 30, 1997, compared to $2,672,000 for the same period in 1996, an increase of $63,000, or 2.4%. The provision for loan losses was $78,000 in 1997, $32,000, or 29.1%, lower than the $110,000 recorded for the six months ended June 30, 1996.

Noninterest income of $340,000 for 1997 was $36,000, or 11.8% higher than the $304,000 recorded for the first six months of 1996. Noninterest expense totaled $2,335,000 in 1997, $72,000, or 3.2%, higher than the $2,263,000 reported for the six months ended June 30, 1996.

Net income totaled $193,000 for the quarter ended June 30, 1997, which was $22,000, or 12.9%, higher than net income for the quarter ended June 30, 1996 of $171,000. Primary earnings per share for the quarter were $0.12 in 1997, compared to $0.09 in 1996, while fully diluted earnings per share were $0.11 in 1997, compared to $0.08 in 1996.

Total assets at June 30, 1997 were $136.9 million, an increase of $4.5 million, or 3.4%, from total assets of $132.4 million at December 31, 1996.

First Federal Savings Bank of Champaign-Urbana is head quartered in Champaign, Illinois, and operates through its administrative/branch office in Champaign and through two other full service branches located in Champaign and Urbana. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

Great American Bancorp, Inc. stock is traded on the NASDAQ National Market System under the symbol "GTPS."


                              ###
                          GTPS-pr-97-10

Great American Bancorp, Inc.
Consolidated Balance Sheet
June 30, 1997 and December 31, 1996
(in thousands)
                                            June 30, 1997      Dec. 31, 1996
                                              (Unaudited)
-----------------------------------------------------------------------------
ASSETS
Cash and due from banks                     $       4,715      $       6,361
Interest-bearing demand deposits                   12,439             20,049
                                            --------------------------------
 Cash and cash equivalents                         17,154             26,410
Interest-bearing time deposits                      3,000              2,000
Investment securities:
 Available for sale                                   999                 --
 Held to maturity                                   6,297              3,400
Loans                                             100,777             91,817
 Allowance for loan losses                           (446)              (374)
                                            --------------------------------
  Net loans                                       100,331             91,443
Premises and equipment                              7,217              7,306
Federal Home Loan Bank stock                          580                454
Other assets                                        1,399              1,356
                                            --------------------------------
   Total assets                             $     136,977      $     132,369
                                            ================================
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
 Deposits
  Noninterest bearing                       $       4,637      $       4,253
  Interest bearing                                101,730             96,461
                                            --------------------------------
   Total deposits                                 106,367            100,714
 Other liabilities                                  1,247              1,193
                                            --------------------------------
   Total liabilities                              107,614            101,907
                                            --------------------------------
STOCKHOLDERS' EQUITY
Preferred stock, $0.01 par value
 Authorized and unissued --
  1,000,000 shares                                     --                 --
Common stock, $0.01 par value
 Authorized -- 7,000,000 shares
 Issued -- 2,052,750 shares
 Outstanding -- 1,598,956 and
  1,671,691 shares                                     21                 21
Paid-in-capital                                    19,553             19,486
Retained earnings --
  substantially restricted                         15,992             15,938
Net unrealized gain on securities
 available for sale                                     3                 --
                                            --------------------------------
                                                   35,569             35,445
Less:
 Treasury stock -- 292,774 and
  200,144 shares                                   (4,343)            (2,875)
 Unearned employee stock
  ownership plan shares                            (1,007)            (1,136)
 Unearned incentive plan shares                      (856)              (972)
                                            --------------------------------
                                                   (6,206)            (4,983)
                                            --------------------------------
Total stockholders' equity                         29,363             30,462
                                            --------------------------------
Total liabilities and
 stockholders' equity                       $     136,977      $     132,369
                                            ================================

Great American Bancorp, Inc.
Consolidated Income Statement
For the Three and Six Months Ended June 30, 1997 and 1996
(unaudited, in thousands, except share data)

                                For the Three Months      For the Six Months
                                   Ended June 30             Ended June 30
                                  1997        1996          1997      1996
----------------------------------------------------------------------------
Interest income:
 Loans                         $ 2,093     $ 1,742       $ 4,155   $ 3,420
 Investment securities
   Taxable                         115         129           197       225
   Tax exempt                        4           4             7         9
 Deposits with financial
  institutions and other           278         237           566       535
                               ---------------------------------------------
   Total interest income         2,490       2,112         4,925     4,189
                               ---------------------------------------------
Interest expense:
 Deposits                        1,122         762         2,174     1,503
 Other                               8           7            16        14
                               ---------------------------------------------
   Total interest expense        1,130         769         2,190     1,517
                               ---------------------------------------------
   Net interest income           1,360       1,343         2,735     2,672
Provision for loan losses           39          60            78       110
                               ---------------------------------------------
   Net interest income after
     provision for loan losses   1,321       1,283         2,657     2,562
                               ---------------------------------------------
Noninterest income:
 Income from joint venture           6          17            11        32
 Commissions                         7           2            15        11
 Service charges on
   deposit accounts                115          98           209       185
 Other customer fees                35          14            69        26
 Net gains on loan sales             1           4             1        23
 Other income                       18           4            35        27
                               ---------------------------------------------
   Total noninterest income        182         139           340       304
                               ---------------------------------------------
Noninterest expense:
 Salaries and employee benefits    628         573         1,243     1,148
 Net occupancy expenses            115         110           232       226
 Equipment expenses                 69          57           143       110
 Data processing fees               43          51            96       100
 Deposit insurance expense          16          48            30        99
 Printing and office supplies       60          51           145       121
 Legal and professional fees        59          47           120       108
 Directors' fees                    27          26            52        61
 Insurance expense                   8          11            19        20
 Marketing and
   advertising expenses             48          56            90        88
 Other expenses                     97          95           165       182
                               ---------------------------------------------
   Total noninterest expense     1,170       1,125         2,335     2,263
                               ---------------------------------------------
   Income before income tax        333         297           662       603
Income tax expense                 140         126           278       260
                               ---------------------------------------------
   Net income                  $   193     $   171       $   384   $   343
                               =============================================
Earnings per share:
 Assuming no dilution          $  0.12     $  0.09       $  0.24   $  0.18
                               =============================================
 Assuming full dilution        $  0.11     $  0.08       $  0.21   $  0.17
                               =============================================

Great American Bancorp, Inc.
Selected Financial Data
(in thousands, except per share data)

                                                As of               As of
                                            June 30, 1997       Dec 31, 1996*
                                             (Unaudited)
----------------------------------------------------------------------------
Total assets                                $     136,977      $     132,369
Total loans, net                                  100,331             91,443
Loan loss reserve                                     446                374
Non-performing assets                                 317                177
Non-performing assets to total assets               0.23%              0.13%
Allowance for loan losses to total assets           0.33%              0.28%
Investment securities                               7,296              3,400
Total deposits                                    106,367            100,714
Checking deposits                                  18,581             18,601
Money market deposits                               6,476              6,212
Passbook savings deposits                          14,967             15,372
Certificates of deposit                            66,343             60,529
Total stockholders' equity                         29,363             30,462
Book value per share                                18.36              18.22


* Selected financial data for December 31, 1996 is from audited financial statements.

                                For the Three Months      For the Six Months
                                     Ended June               Ended June
                                  1997        1996          1997      1996
                                    (Unaudited)               (Unaudited)
-----------------------------------------------------------------------------
Net interest margin               4.26%       4.94%         4.38%     4.98%
ROA (annualized)                  0.57%       0.57%         0.56%     0.58%
ROE (annualized)                  2.64%       2.06%         2.64%     2.05%